UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06304

Name of Fund:  Merrill Lynch Short Term U.S. Government Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Short Term U.S. Government Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 05/31/06

Item 1 -   Report to Stockholders


Annual Report
May 31, 2006


Merrill Lynch
Short Term U.S. Government
Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Short Term U.S. Government Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Merrill Lynch Short Term U.S. Government Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.



Portfolio Information as of May 31, 2006


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Government Agency Mortgage-Backed
   Securities                                     49.6%
Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage
   Obligations                                    22.6
Government & Agency Obligations                   22.6
Non-Government Agency Mortgage-Backed
   Securities--Collateralized Mortgage
   Obligations                                     4.4
Other*                                             0.8

 * Includes portfolio holdings in short-term investments.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Fund's Board of Directors has approved, and recommends that you approve, the new agreement. Your Fund's Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation - via phone, mail, online or in person - is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



A Discussion With Your Fund's Portfolio Managers


The Fund generated competitive returns in what proved to be a difficult environment for fixed income investments.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2006, Merrill Lynch Short Term U.S. Government Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +1.65%, +1.15%, +1.10% and +1.92%, respectively. For the same period, the Fund's Class A1, Class B1 and Class C1 Shares had total returns of +1.81%, +1.50% and +1.50%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) The Fund's unmanaged benchmark, the Citigroup 1-3 Year Treasury Index, returned +1.81% for the 12-month period, and the Lipper Short U.S. Government Funds category posted an average return of +1.55%. (Funds in this Lipper category invest primarily in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than three years.)

From a performance perspective, the past 12 months presented a difficult environment for fixed income investments. Yields rose all along the yield curve while bond prices correspondingly fell. The Federal Reserve Board (the
Fed) advanced its measured program of monetary tightening, raising the federal funds rate (the short-term interest rate target) eight times during the period, bringing the target rate to 5%. The Fed's interest rate hikes exerted upward pressure on yields, particularly at the short end of the Treasury curve. After flattening considerably, the curve inverted in December 2005 for the first time in five years. Short-term investments suffered the most in this environment.

The Fund invests primarily in the one-year - three-year sector of the yield curve, an area particularly challenged by rising rates. Over the past 12 months, the six-month U.S. Treasury bill yield rose 195 basis points (1.90%) to 5.06% while the 30-year U.S. Treasury bond yield rose 91 basis points to 5.23%. This illustrates the relative underperformance of shorter-term maturities, but also points to the continued flattening of the yield curve. The spread between the six-month and 30-year sectors, which stood at 121 basis points 12 months ago, narrowed to just 17 basis points at May 31, 2006.

Amid these conditions, the Fund was able to achieve results generally in line with its benchmark and its Lipper category average.


What factors most influenced Fund performance?

The key drivers of performance during the period were our short duration profile at the start of the period, our underweight exposure to the two-year part of the curve (the area most affected by Fed interest rate hikes) and a tactical allocation to selected spread sectors, such as hybrid adjustable rate mortgages (ARMs) and Government National Mortgage Association (Ginnie Mae) project loans, which outperformed Treasury securities.

At the start of the period, we had initiated a significant duration underweight of 20% relative to the benchmark Citigroup 1-3 Year Treasury
Index. (Duration is a measure of a security's change in price relative to a change in interest rates. An investment with a shorter duration tends to be less sensitive to interest rate changes.) The goal was to mitigate the negative impact of rising short-term interest rates. In addition, we implemented a duration underweight to the two-year part of the curve through security rebalancing (using a barbell approach to circumvent the two-year sector) and hedging strategies using two-year Treasury futures. The purpose of these strategies was to reduce portfolio risk to the most interest rate sensitive part of the yield curve as the Fed increased interest rates. However, as the yield curve inverted in December 2005, short-term interest rates became more attractive relative to long-term interest rates, and we began to reduce our duration underweight to the two-year part of the curve.

Our allocation to Ginnie Mae project loans and hybrid ARMS, respectively 9% and 10% at period-end, aided Fund performance as well. Yield spreads narrowed approximately 10 basis points for both sectors, enhancing their relative performance versus similar duration Treasury securities.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Our holdings of mortgage-backed securities (MBS) - core investments held strategically for yield enhancement - delivered mixed results. MBS constituted 56% of the Fund's net assets (33% MBS pass-throughs and 23% structured MBS) at period-end. In the first six months, MBS underperformed Treasury securities due to the notable flattening of the yield curve. In the second half, MBS performance improved, as robust demand from commercial banks and overseas investors contributed to their outperformance of similar-duration Treasury securities. The sharp increase in short-term interest rates relative to long-term interest rates put upward pressure on bank deposit rates. In an effort to mitigate compressing net interest margins and offset rising liabilities, banks boosted their holdings of MBS given their attractive spread advantages over Treasury securities. Moreover, the rising current account deficit
(U.S. trade imbalance) has led to a large number of U.S. dollars being held internationally. An outcome is that foreign investors have increasingly turned to using these dollars to purchase MBS.

Although we maintained a significant exposure to MBS throughout the period, we were able to mitigate the sector's underperformance by maintaining positions in higher-coupon MBS and more seasoned issues (those issued more than three years ago). Seasoned MBS tend to experience more stable and predictable prepayments than newly issued MBS. Consequently, duration extension risk is lessened as interest rates rise. As a result, pay ups for seasoned MBS increase relative to newly originated MBS as interest rates rise.


What changes were made to the portfolio during the period?

Overall, the portfolio's duration remained shorter than that of its benchmark throughout the period. We felt it prudent to maintain a relatively short duration as the Fed advanced its interest rate hiking campaign, but began to reduce our short duration position toward period-end as the Fed approaches its desired "neutral" interest rate target.

As the yield curve flattened, we slowly transitioned the Fund from a significant duration underweight to a moderate duration underweight with respect to the two-year part of the curve. Short-term investments are more attractive than longer-term issues in the context of a flattening curve, given their comparable yields with less price risk.

We reduced the portfolio's exposure to MBS pass-throughs from 35% of net assets to 33%. We will await clearer signals on any potential pause in the Fed's tightening cycle before increasing the portfolio's MBS exposure. In our view, a break in monetary tightening should create a more range-bound interest rate environment. Such an environment means reduced prepayment volatility, lessening MBS duration extension and contraction risk and thereby creating a positive backdrop for the MBS market. We also trimmed exposure to Treasury and agency holdings from 30% of net assets to 23%, instead favoring ARMs.

Finally, we increased the Fund's holdings of ARMs from 13% of net assets to 21%, primarily through investment in hybrid (fixed/floating rate) ARMs. We found yield spreads on hybrid ARMs versus U.S. Treasury issues of comparable maturity to be more attractive than they had been in nearly two years. In addition, these securities have a more concentrated duration exposure to the front end of the yield curve, where we are looking to focus our duration exposure.


How would you characterize the Fund's position at the close of the period?

The Fund's duration at period-end stood at 1.66 years, up from 1.33 years 12 months ago. This compared to a benchmark duration of 1.79 years at May 31, 2006. We are maintaining a slightly short duration bias until we receive greater clarity on the Fed's interest rate hike intentions.

We continue to emphasize spread sector assets, with 33%, 23% and 21% of the portfolio's assets in MBS pass-throughs, structured MBS (collaterized mortgage obligations, Ginnie Mae project loans and commercial MBS) and floating rate securities, respectively. Interest rate volatility has been on a steady decline recently, and we believe these asset classes will benefit in such an environment, especially following an end to the Fed's monetary tightening campaign.

Finally, we remain committed to strategies aimed at improving the Fund's distribution yield relative to current market yields, thereby continuing to seek to provide our shareholders with an above-average level of income.


Theodore J. Magnani
Vice President and Co-Portfolio Manager


Frank Viola
Vice President and Co-Portfolio Manager


June 19, 2006



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives, except as noted:

* Class A Shares incur a maximum initial sales charge (front-end load) of 3.50% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class A1 Shares incur a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class B1 Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. In addition, Class B1 Shares are subject to a distribution fee of 0.30% per year and an account maintenance fee of 0.10% per year. These shares automatically convert to Class A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class C1 Shares are subject to a distribution fee of 0.30% per year and an account maintenance fee of 0.10% per year. In addition, Class C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

The returns for Class A and Class C Shares prior to September 29, 2003 (commencement of each share class) are based upon performance of the Fund's Class A1 Shares, which commenced operations on August 2, 1991, adjusted to reflect the current sales charges, distribution and service fees applicable to each such class of shares. The returns for Class B Shares prior to September 29, 2003 are based upon performance of the Fund's Class B1 Shares, which commenced operations on August 2, 1991, adjusted to reflect the current sales charges, distribution and service fees applicable to Class B Shares.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's total returns would have been lower.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Performance Data (continued)

Recent Performance Results


                                                               6-Month         12-Month        10-Year      Standardized
As of May 31, 2006                                           Total Return    Total Return    Total Return   30-Day Yield
ML Short Term U.S. Government Fund, Inc. Class A Shares*        +1.10%          +1.65%          +48.70%         3.74%
ML Short Term U.S. Government Fund, Inc. Class A1 Shares*       +1.24           +1.81           +50.24          3.98
ML Short Term U.S. Government Fund, Inc. Class B Shares*        +0.85           +1.15           +41.36          3.37
ML Short Term U.S. Government Fund, Inc. Class B1 Shares*       +0.98           +1.50           +44.10          3.72
ML Short Term U.S. Government Fund, Inc. Class C Shares*        +0.83           +1.10           +40.93          3.32
ML Short Term U.S. Government Fund, Inc. Class C1 Shares*       +0.98           +1.50           +44.03          3.72
ML Short Term U.S. Government Fund, Inc. Class I Shares*        +1.30           +1.92           +53.09          4.12
Citigroup 1-3 Year Treasury Index**                             +1.22           +1.81           +59.81           --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
   Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** This unmanaged Index consists of all U.S. Treasury securities with a remaining average life of at least one year but less than three years.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Performance Data (continued)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in ML Short Term U.S. Government Fund, Inc.++ Class A, Class A1, Class B and Class B1 Shares* compared to a similar investment in Citigroup 1-3 Year Treasury Index++++. Values illustrated are as follows:


ML Short Term U.S. Government Fund, Inc.++
Class A Shares*

Date                                             Value

May 1996                                       $ 9,650.00
May 1997                                       $10,338.00
May 1998                                       $10,897.00
May 1999                                       $11,368.00
May 2000                                       $11,868.00
May 2001                                       $12,628.00
May 2002                                       $13,401.00
May 2003                                       $13,946.00
May 2004                                       $13,872.00
May 2005                                       $14,117.00
May 2006                                       $14,350.00


ML Short Term U.S. Government Fund, Inc.++
Class A1 Shares*

Date                                             Value

May 1996                                       $ 9,900.00
May 1997                                       $10,606.00
May 1998                                       $11,180.00
May 1999                                       $11,663.00
May 2000                                       $12,175.00
May 2001                                       $12,970.00
May 2002                                       $13,784.00
May 2003                                       $14,366.00
May 2004                                       $14,345.00
May 2005                                       $14,610.00
May 2006                                       $14,874.00


ML Short Term U.S. Government Fund, Inc.++
Class B Shares*

Date                                             Value

May 1996                                       $10,000.00
May 1997                                       $10,646.00
May 1998                                       $11,164.00
May 1999                                       $11,586.00
May 2000                                       $12,045.00
May 2001                                       $12,748.00
May 2002                                       $13,450.00
May 2003                                       $13,927.00
May 2004                                       $13,817.00
May 2005                                       $13,976.00
May 2006                                       $14,136.00


ML Short Term U.S. Government Fund, Inc.++
Class B1 Shares*

Date                                             Value

May 1996                                       $10,000.00
May 1997                                       $10,646.00
May 1998                                       $11,164.00
May 1999                                       $11,586.00
May 2000                                       $12,045.00
May 2001                                       $12,782.00
May 2002                                       $13,532.00
May 2003                                       $14,061.00
May 2004                                       $13,982.00
May 2005                                       $14,197.00
May 2006                                       $14,410.00


Citigroup 1-3 Year Treasury Index++++

Date                                             Value

May 1996                                       $10,000.00
May 1997                                       $10,655.00
May 1998                                       $11,398.00
May 1999                                       $12,002.00
May 2000                                       $12,496.00
May 2001                                       $13,720.00
May 2002                                       $14,558.00
May 2003                                       $15,344.00
May 2004                                       $15,440.00
May 2005                                       $15,697.00
May 2006                                       $15,981.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Short Term U.S. Government Fund, Inc. invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as mortgage-backed securities, including collateralized mortgage obligations and debt securities issued or guaranteed by government agencies. Under normal conditions, the Fund will seek to maintain a dollar-weighted average maturity of less than three years.

++++ This unmanaged Index consists of all U.S. Treasury Securities with a remaining average life of at least one year but less than three years.

     Past performance is not indicative of future results.



Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/06                     +1.65%            -1.91%
Five Years Ended 5/31/06                   +2.59             +1.86
Ten Years Ended 5/31/06                    +4.05             +3.68

 * Maximum sales charge is 3.50%.

** Assuming maximum sales charge.



                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A1 Shares*

One Year Ended 5/31/06                     +1.81%            +0.79%
Five Years Ended 5/31/06                   +2.78             +2.57
Ten Years Ended 5/31/06                    +4.15             +4.05

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.



                                          Return            Return
                                       Without CDSC      With CDSC**
Class B Shares*

One Year Ended 5/31/06                     +1.15%            -2.77%
Five Years Ended 5/31/06                   +2.09             +1.74
Ten Years Ended 5/31/06                    +3.52             +3.52

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                          Return            Return
                                       Without CDSC      With CDSC**
Class B1 Shares*

One Year Ended 5/31/06                     +1.50%            +0.52%
Five Years Ended 5/31/06                   +2.43             +2.43
Ten Years Ended 5/31/06                    +3.72             +3.72


 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in ML Short Term U.S. Government Fund, Inc.++ Class C, Class C1, and Class I Shares* compared to a similar investment in Citigroup 1-3 Year Treasury Index++++. Values illustrated are as follows:


ML Short Term U.S. Government Fund, Inc.++
Class C Shares*

Date                                             Value

May 1996                                       $10,000.00
May 1997                                       $10,654.00
May 1998                                       $11,170.00
May 1999                                       $11,589.00
May 2000                                       $12,031.00
May 2001                                       $12,733.00
May 2002                                       $13,438.00
May 2003                                       $13,908.00
May 2004                                       $13,774.00
May 2005                                       $13,940.00
May 2006                                       $14,093.00


ML Short Term U.S. Government Fund, Inc.++
Class C1 Shares*

Date                                             Value

May 1996                                       $10,000.00
May 1997                                       $10,653.00
May 1998                                       $11,156.00
May 1999                                       $11,573.00
May 2000                                       $12,027.00
May 2001                                       $12,763.00
May 2002                                       $13,524.00
May 2003                                       $14,053.00
May 2004                                       $13,975.00
May 2005                                       $14,190.00
May 2006                                       $14,403.00


ML Short Term U.S. Government Fund, Inc.++
Class I Shares*

Date                                             Value

May 1996                                       $10,000.00
May 1997                                       $10,750.00
May 1998                                       $11,361.00
May 1999                                       $11,882.00
May 2000                                       $12,448.00
May 2001                                       $13,279.00
May 2002                                       $14,142.00
May 2003                                       $14,738.00
May 2004                                       $14,718.00
May 2005                                       $15,022.00
May 2006                                       $15,309.00


Citigroup 1-3 Year Treasury Index++++

Date                                             Value

May 1996                                       $10,000.00
May 1997                                       $10,655.00
May 1998                                       $11,398.00
May 1999                                       $12,002.00
May 2000                                       $12,496.00
May 2001                                       $13,720.00
May 2002                                       $14,558.00
May 2003                                       $15,344.00
May 2004                                       $15,440.00
May 2005                                       $15,697.00
May 2006                                       $15,981.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Short Term U.S. Government Fund, Inc. invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as mortgage-backed securities, including collateralized mortgage obligations and debt securities issued or guaranteed by government agencies. Under normal conditions, the Fund will seek to maintain a dollar-weighted average maturity of less than three years.

++++ This unmanaged Index consists of all U.S. Treasury Securities with a remaining average life of at least one year but less than three years.

     Past performance is not indicative of future results.



Average Annual Total Return


                                         Return             Return
                                      Without CDSC       With CDSC**
Class C Shares*

One Year Ended 5/31/06                    +1.10%             +0.12%
Five Years Ended 5/31/06                  +2.05              +2.05
Ten Years Ended 5/31/06                   +3.49              +3.49

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                         Return             Return
                                      Without CDSC       With CDSC**
Class C1 Shares*

One Year Ended 5/31/06                    +1.50%             +0.52%
Five Years Ended 5/31/06                  +2.45              +2.45
Ten Years Ended 5/31/06                   +3.72              +3.72

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



Class I Shares                                              Return

One Year Ended 5/31/06                                       +1.92%
Five Years Ended 5/31/06                                     +2.89
Ten Years Ended 5/31/06                                      +4.35



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2005 and held through May 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                       Beginning               Ending          During the Period*
                                                     Account Value         Account Value        December 1, 2005
                                                      December 1,             May 31,             to May 31,
                                                          2005                  2006                  2006

Actual
Class A                                                  $1,000              $1,011.00               $4.51
Class A1                                                 $1,000              $1,012.40               $3.76
Class B                                                  $1,000              $1,008.50               $7.01
Class B1                                                 $1,000              $1,009.80               $5.26
Class C                                                  $1,000              $1,008.30               $7.26
Class C1                                                 $1,000              $1,009.80               $5.26
Class I                                                  $1,000              $1,013.00               $3.26

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,020.41               $4.53
Class A1                                                 $1,000              $1,021.16               $3.78
Class B                                                  $1,000              $1,017.92               $7.04
Class B1                                                 $1,000              $1,019.66               $5.29
Class C                                                  $1,000              $1,017.67               $7.29
Class C1                                                 $1,000              $1,019.66               $5.29
Class I                                                  $1,000              $1,021.66               $3.28

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.90% for Class A, .75% for Class A1, 1.40% for Class B, 1.05% for Class B1, 1.45% for Class C,
   1.05% for Class C1 and .65% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Schedule of Investments

                                                                     Face     Interest               Maturity
                      Issue                                         Amount      Rate                 Date(s)            Value
Government & Agency   Freddie Mac                                 $ 8,000,000   4.625 %             2/21/2008      $    7,907,632
Obligations--22.6%                                                  6,000,000   5.125               4/18/2008           5,978,382
                                                                    6,000,000   5.125               10/15/2008          5,971,878

                      U.S. Treasury Notes                           4,500,000   3.50 (c)            11/15/2006          4,468,009
                                                                    5,000,000   4.375               5/15/2007           4,966,405
                                                                    5,500,000   4.75                3/31/2011           5,430,821

                      Total Government & Agency Obligations (Cost--$34,796,329)--22.6%                                 34,723,127

Government Agency     Fannie Mae Guaranteed Pass-Through            7,941,061   4.00                7/01/2019           7,357,934
Mortgage-Backed       Certificates                                  2,715,811   4.71 (a)            9/01/2032           2,704,621
Securities*--49.5%                                                  6,236,135   5.00          2/01/2017 - 8/01/2019     6,041,798
                                                                    3,893,528   5.109 (a)           11/01/2035          3,840,222
                                                                    2,240,972   5.161 (a)           11/01/2035          2,213,216
                                                                    1,825,456   5.30 (a)            9/01/2035           1,801,024
                                                                      355,377   5.50                2/01/2009             352,827
                                                                    1,064,596   5.687 (a)           12/01/2018          1,070,197
                                                                      278,500   5.841 (a)           12/01/2021            283,009
                                                                      409,347   6.00                2/01/2009             409,270
                                                                      313,934   6.00 (a)            12/01/2021            314,576
                                                                    2,904,760   6.149 (a)           7/01/2033           2,926,357
                                                                    1,015,995   6.50          9/01/2006 - 4/01/2031     1,028,358
                                                                    4,160,870   7.00          3/01/2015 - 11/01/2017    4,272,268
                                                                    1,881,170   7.00          5/01/2029 - 7/01/2032     1,930,694
                                                                    2,701,694   7.50          6/01/2008 - 8/01/2016     2,809,717
                                                                    1,889,543   7.50          11/01/2026 - 4/01/2032    1,961,256
                                                                    1,577,469   8.00          11/01/2030 - 5/01/2032    1,675,053

                      Freddie Mac Mortgage Participation            4,499,546   4.00                9/01/2008           4,359,561
                      Certificates                                  4,278,513   4.50                4/01/2010           4,179,115
                                                                    5,066,695   4.975 (a)           8/01/2032           5,031,420
                                                                       90,361   5.402 (a)           1/01/2016              90,341
                                                                      447,230   5.982 (a)           10/01/2023            453,509
                                                                      659,365   5.998 (a)           1/01/2019             662,408
                                                                    2,304,819   6.00                11/01/2033          2,285,302
                                                                      612,652   6.172 (a)           9/01/2019             623,018
                                                                      426,608   6.233 (a)           3/01/2020             431,704
                                                                    2,978,873   6.259 (a)           6/01/2020           3,005,498
                                                                    6,151,743   6.50          6/01/2016 - 1/01/2019     6,244,442
                                                                      389,556   6.50          4/01/2029 - 9/01/2030       395,859
                                                                      327,058   6.533 (a)           8/01/2031             330,337
                                                                    1,323,409   7.00         11/01/2015 - 12/01/2016    1,358,909
                                                                      207,468   7.662 (a)           5/01/2015             204,144

                      Ginnie Mae MBS Certificates                   3,667,490   5.50                11/15/2034          3,572,883

                      Total Government Agency Mortgage-Backed Securities (Cost--$77,968,925)--49.5%                    76,220,847

Government Agency     Fannie Mae Trust               2003-17-QR    10,000,000   4.50                11/25/2025          9,852,612
Mortgage-Backed                                      2001-60-JZ       292,795   6.00                3/25/2031             291,926
Securities*--
Collateralized        Freddie Mac Mortgage             H-016-A3     2,916,775   3.225               1/15/2011           2,885,499
Mortgage              Multi-Class Certificates         H-011-A3     3,599,065   3.247               11/15/2008          3,499,246
Obligations--22.6%                                      2677-HB     5,000,000   4.00                3/15/2014           4,806,172

                      Ginnie Mae Trust               2004-108-A     4,775,165   3.999               5/16/2027           4,591,831
                                                      2005-12-A     4,332,711   4.044               5/16/2021           4,195,883
                                                      2004-97-B     5,000,000   4.213 (a)           10/16/2026          4,688,229

                      Total Government Agency Mortgage-Backed Securities--Collateralized Mortgage Obligations
                      (Cost--$35,851,846)--22.6%                                                                       34,811,398


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Schedule of Investments (concluded)

                                                        Face
                                                      Amount   Issue                                                    Value
Non-Government                                    $1,484,391   CS First Boston Mortgage Securities Corp. Series
Agency                                                         2004-FL1A Class A, 5.301% due 5/15/2014 (a)(b)     $     1,484,466
Mortgage-Backed                                    4,575,000   JPMorgan Chase Commercial Mortgage Securities
Securities*--                                                  Corp. Series 2004-FL1A Class A2, 5.081% due
Collateralized                                                 4/16/2019 (a)                                            4,577,833
Mortgage                                             695,941   Washington Mutual Series 2002-AR19 Class A8,
Obligations--4.4%                                              4.556% due 2/25/2033 (a)                                   685,777

                      Total Non-Government Agency Mortgage-Backed Securities--Collateralized Mortgage Obligations
                      (Cost--$6,761,884)--4.4%                                                                          6,748,076

Short-Term            Repurchase Agreement         1,300,000   Credit Suisse LLC, purchased on 5/31/2006 to yield
Securities--0.8%                                               5.02% to 6/01/2006 repurchase price of $1,300,223
                                                               collateralized by Federal Government Loan Mortgage
                                                               Corporation, 6% due 5/01/2036.                           1,300,000

                      Total Short-Term Securities (Cost--$1,300,000)--0.8%                                              1,300,000

                      Total Investments (Cost--$156,678,984**)--99.9%                                                 153,803,448
                      Other Assets Less Liabilities--0.1%                                                                  80,631
                                                                                                                  ---------------
                      Net Assets--100.0%                                                                          $   153,884,079
                                                                                                                  ===============


  * Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

 ** The cost and unrealized appreciation (depreciation) of investments, as of May 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                $     156,678,984
                                                  =================
    Gross unrealized appreciation                 $          95,668
    Gross unrealized depreciation                       (2,971,204)
                                                  -----------------
    Net unrealized depreciation                   $     (2,875,536)
                                                  =================


(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) All or a portion of a security held as collateral in connection with open financial futures contracts.

o Financial futures contracts sold as of May 31, 2006 were as follows:


    Number of                       Expiration        Face      Unrealized
    Contracts        Issue             Date          Value     Appreciation

      83        Two-Year U.S.       September
                Treasury Notes         2006       $16,887,647     $ 20,491
      95        Five-Year U.S.      September
                Treasury Notes         2006       $ 9,880,624     $ 37,733
                                                                  --------
    Total                                                         $ 58,224
                                                                  ========


o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 were as follows:


                                                  Net          Interest
     Affiliate                                  Activity        Income

     Merrill Lynch Liquidity Series, LLC
        Money Market Series                        --          $13,906


    See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Statement of Assets and Liabilities

As of May 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$156,678,984)                           $   153,803,448
       Cash                                                                                                               287,268
       Receivables:
           Interest                                                                            $       813,013
           Principal paydowns                                                                          343,087
           Variation margin                                                                             49,028
           Capital shares sold                                                                          18,397
           Securities lending                                                                            2,592          1,226,117
                                                                                               ---------------
       Prepaid expenses                                                                                                    25,662
                                                                                                                  ---------------
       Total assets                                                                                                   155,342,495
                                                                                                                  ---------------

Liabilities

       Payables:
           Capital shares redeemed                                                                     814,531
           Dividends to shareholders                                                                   136,732
           Distributor                                                                                  39,796
           Investment adviser                                                                           31,521
           Other affiliates                                                                              1,560          1,024,140
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             434,276
                                                                                                                  ---------------
       Total liabilities                                                                                                1,458,416
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   153,884,079
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                              $       110,471
       Class A1 Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                     553,525
       Class B Shares of Common Stock, $.10 par value, 600,000,000 shares authorized                                       23,851
       Class B1 Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                     257,483
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      145,506
       Class C1 Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                     447,399
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      152,532
       Paid-in capital in excess of par                                                                               173,970,034
       Undistributed investment income--net                                                    $           867
       Accumulated realized capital losses--net                                                   (18,960,277)
       Unrealized depreciation--net                                                                (2,817,312)
                                                                                               ---------------
       Total accumulated losses--net                                                                                 (21,776,722)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   153,884,079
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $10,485,942 and 1,104,712 shares outstanding                               $          9.49
                                                                                                                  ===============
       Class A1--Based on net assets of $49,915,130 and 5,535,251 shares outstanding                              $          9.02
                                                                                                                  ===============
       Class B--Based on net assets of $2,266,379 and 238,510 shares outstanding                                  $          9.50
                                                                                                                  ===============
       Class B1--Based on net assets of $23,210,388 and 2,574,833 shares outstanding                              $          9.01
                                                                                                                  ===============
       Class C--Based on net assets of $13,822,116 and 1,455,055 shares outstanding                               $          9.50
                                                                                                                  ===============
       Class C1--Based on net assets of $40,368,553 and 4,473,985 shares outstanding                              $          9.02
                                                                                                                  ===============
       Class I--Based on net assets of $13,815,571 and 1,525,322 shares outstanding                               $          9.06
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Statement of Operations

For the Year Ended May 31, 2006
Investment Income

       Interest                                                                                                   $     8,685,340
       Securities lending--net                                                                                             13,906
                                                                                                                  ---------------
       Total income                                                                                                     8,699,246
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       754,936
       Account maintenance and distribution fees--Class C1                                             200,391
       Accounting services                                                                             133,355
       Account maintenance and distribution fees--Class C                                              129,177
       Account maintenance and distribution fees--Class B1                                             122,818
       Registration fees                                                                                80,856
       Transfer agent fees--Class C1                                                                    67,013
       Transfer agent fees--Class A1                                                                    66,674
       Account maintenance fees--Class A1                                                               57,352
       Professional fees                                                                                51,591
       Printing and shareholder reports                                                                 50,881
       Custodian fees                                                                                   46,667
       Transfer agent fees--Class B1                                                                    42,331
       Account maintenance fees--Class A                                                                32,947
       Transfer agent fees--Class I                                                                     21,670
       Transfer agent fees--Class C                                                                     20,665
       Account maintenance and distribution fees--Class B                                               20,573
       Transfer agent fees--Class A                                                                     15,259
       Directors' fees and expenses                                                                     14,167
       Pricing fees                                                                                     10,486
       Transfer agent fees--Class B                                                                      3,659
       Other                                                                                            31,110
                                                                                               ---------------
       Total expenses before waiver                                                                  1,974,578
       Waiver of expenses                                                                            (188,606)
                                                                                               ---------------
       Total expenses after waiver                                                                                      1,785,972
                                                                                                                  ---------------
       Investment income--net                                                                                           6,913,274
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        (2,557,620)
           Financial futures contracts--net                                                            965,624        (1,591,996)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (2,508,783)
           Financial futures contracts--net                                                            147,149        (2,361,634)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (3,953,630)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     2,959,644
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Statements of Changes in Net Assets

                                                                                                   For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

       Investment income--net                                                                  $     6,913,274    $     8,884,643
       Realized loss--net                                                                          (1,591,996)        (4,630,889)
       Change in unrealized appreciation/depreciation--net                                         (2,361,634)            767,720
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          2,959,644          5,021,474
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                   (487,580)          (396,387)
           Class A1                                                                                (2,216,240)        (2,542,961)
           Class B                                                                                    (88,009)           (83,146)
           Class B1                                                                                (1,091,178)        (1,369,207)
           Class C                                                                                   (510,318)          (573,345)
           Class C1                                                                                (1,781,054)        (2,318,880)
           Class I                                                                                   (738,540)        (1,601,534)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                         (6,912,919)        (8,885,460)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (70,716,055)      (155,755,743)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (74,669,330)      (159,619,729)
       Beginning of year                                                                           228,553,409        388,173,138
                                                                                               ---------------    ---------------
       End of year*                                                                            $   153,884,079    $   228,553,409
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $           867    $           512
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Financial Highlights
                                                               Class A                                 Class A1

                                                                        For the
                                                                         Period
The following per share data                                           Sept. 29,
and ratios have been derived                             For the Year  2003++ to
from information provided in                            Ended May 31,   May 31,               For the Year Ended May 31,
the financial statements.                             2006       2005     2004       2006      2005      2004     2003     2002
Per Share Operating Performance

Net asset value, beginning of period                 $   9.69  $   9.81 $  10.00   $   9.21  $   9.33 $   9.62 $   9.59  $   9.47
                                                     ---------------------------   ----------------------------------------------
Investment income--net                                 .35***    .29***      .16     .35***    .29***      .28      .37       .47
Realized and unrealized gain (loss)--net                (.19)     (.12)    (.19)      (.19)     (.12)    (.29)      .03       .12
                                                     ---------------------------   ----------------------------------------------
Total from investment operations                          .16       .17    (.03)        .16       .17    (.01)      .40       .59
                                                     ---------------------------   ----------------------------------------------
Less dividends from investment income--net              (.36)     (.29)    (.16)      (.35)     (.29)    (.28)    (.37)     (.47)
                                                     ---------------------------   ----------------------------------------------
Net asset value, end of period                       $   9.49  $   9.69 $   9.81   $   9.02  $   9.21 $   9.33 $   9.62  $   9.59
                                                     ===========================   ==============================================

Total Investment Return**

Based on net asset value per share                      1.65%     1.76%(.16%)+++      1.81%     1.85%   (.15%)    4.20%     6.30%
                                                     ===========================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver                                  .90%      .88%    .90%*       .75%      .74%     .73%     .72%      .75%
                                                     ===========================   ==============================================
Expenses                                                 .99%      .90%    .91%*       .84%      .75%     .74%     .73%      .83%
                                                     ===========================   ==============================================
Investment income--net                                  3.70%     3.03%   2.55%*      3.86%     3.09%    2.92%    3.78%     4.81%
                                                     ===========================   ==============================================

Supplemental Data

Net assets, end of period (in thousands)             $ 10,486  $ 17,667 $  9,891   $ 49,915  $ 65,654 $115,622 $131,302  $ 72,863
                                                     ===========================   ==============================================
Portfolio turnover                                     56.38%    59.30%   80.10%     56.38%    59.30%   80.10%   72.35%    73.70%
                                                     ===========================   ==============================================

    * Annualized.

   ** Total investment returns exclude the effects of sales charges.

  *** Based on average shares outstanding.

   ++ Commencement of operations.

  +++ Aggregate total investment return.

      See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Financial Highlights (continued)
                                                               Class B                                 Class B1

                                                                        For the
                                                                         Period
The following per share data                                           Sept. 29,
and ratios have been derived                             For the Year  2003++ to
from information provided in                            Ended May 31,   May 31,               For the Year Ended May 31,
the financial statements.                             2006       2005     2004       2006      2005      2004     2003     2002
Per Share Operating Performance

Net asset value, beginning of period                 $   9.70  $   9.83 $  10.00   $   9.20  $   9.32 $   9.62 $   9.59  $   9.48
                                                     ---------------------------   ----------------------------------------------
Investment income--net                                 .31***    .24***      .13     .33***    .26***      .25      .34       .44
Realized and unrealized gain (loss)--net                (.20)     (.13)    (.17)      (.19)     (.12)    (.30)      .03       .11
                                                     ---------------------------   ----------------------------------------------
Total from investment operations                          .11       .11    (.04)        .14       .14    (.05)      .37       .55
                                                     ---------------------------   ----------------------------------------------
Less dividends from investment income--net              (.31)     (.24)    (.13)      (.33)     (.26)    (.25)    (.34)     (.44)
                                                     ---------------------------   ----------------------------------------------
Net asset value, end of period                       $   9.50  $   9.70 $   9.83   $   9.01  $   9.20 $   9.32 $   9.62  $   9.59
                                                     ===========================   ==============================================

Total Investment Return**

Based on net asset value per share                      1.15%     1.15%(.38%)+++      1.50%     1.54%   (.57%)    3.89%     5.89%
                                                     ===========================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver                                 1.40%     1.39%   1.39%*      1.05%     1.04%    1.04%    1.03%     1.05%
                                                     ===========================   ==============================================
Expenses                                                1.51%     1.42%   1.41%*      1.16%     1.07%    1.06%    1.04%     1.17%
                                                     ===========================   ==============================================
Investment income--net                                  3.21%     2.47%   2.09%*      3.55%     2.79%    2.63%    3.49%     4.56%
                                                     ===========================   ==============================================

Supplemental Data

Net assets, end of period (in thousands)             $  2,266   $ 3,295  $ 3,239   $ 23,210  $ 37,967 $ 60,122 $101,576  $ 61,227
                                                     ===========================   ==============================================
Portfolio turnover                                     56.38%    59.30%   80.10%     56.38%    59.30%   80.10%   72.35%    73.70%
                                                     ===========================   ==============================================

    *  Annualized.

   **  Total investment returns exclude the effects of sales charges.

  ***  Based on average shares outstanding.

   ++  Commencement of operations.

  +++  Aggregate total investment return.

       See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Financial Highlights (continued)
                                                               Class C                                 Class C1

                                                                        For the
                                                                         Period
The following per share data                                           Sept. 29,
and ratios have been derived                             For the Year  2003++ to
from information provided in                            Ended May 31,   May 31,               For the Year Ended May 31,
the financial statements.                             2006       2005     2004       2006      2005      2004     2003     2002
Per Share Operating Performance

Net asset value, beginning of period                 $   9.70  $   9.82 $  10.00   $   9.21  $   9.33 $   9.63 $   9.60  $   9.48
                                                     ---------------------------   ----------------------------------------------
Investment income--net                                 .30***    .24***      .13     .32***    .26***      .25      .34       .44
Realized and unrealized gain (loss)--net                (.20)     (.12)    (.18)      (.18)     (.12)    (.30)      .03       .12
                                                     ---------------------------   ----------------------------------------------
Total from investment operations                          .10       .12    (.05)        .14       .14    (.05)      .37       .56
                                                     ---------------------------   ----------------------------------------------
Less dividends from investment income--net              (.30)     (.24)    (.13)      (.33)     (.26)    (.25)    (.34)     (.44)
                                                     ---------------------------   ----------------------------------------------
Net asset value, end of period                       $   9.50  $   9.70 $   9.82   $   9.02  $   9.21 $   9.33 $   9.63  $   9.60
                                                     ===========================   ==============================================

Total Investment Return**

Based on net asset value per share                      1.10%     1.20%(.63%)+++      1.50%     1.54%   (.56%)    3.90%     5.99%
                                                     ===========================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver                                 1.45%     1.44%   1.44%*      1.05%     1.04%    1.04%    1.02%     1.05%
                                                     ===========================   ==============================================
Expenses                                                1.55%     1.46%   1.47%*      1.16%     1.07%    1.05%    1.04%     1.14%
                                                     ===========================   ==============================================
Investment income--net                                  3.16%     2.41%   2.02%*      3.56%     2.78%    2.62%    3.44%     4.49%
                                                     ===========================   ==============================================

Supplemental Data

Net assets, end of period (in thousands)             $ 13,822  $ 19,089 $ 24,120   $ 40,369  $ 63,222 $104,492 $134,134  $ 43,751
                                                     ===========================   ==============================================
Portfolio turnover                                     56.38%    59.30%   80.10%     56.38%    59.30%   80.10%   72.35%    73.70%
                                                     ===========================   ==============================================

     * Annualized.

    ** Total investment returns exclude the effects of sales charges.

   *** Based on average shares outstanding.

    ++ Commencement of operations.

   +++ Aggregate total investment return.

       See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Financial Highlights (concluded)
                                                                                              Class I

The following per share data and ratios have been derived                            For the Year Ended May 31,
from information provided in the financial statements.                2006          2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     9.25   $     9.36    $     9.66   $     9.64   $     9.51
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                          .36**        .30**           .29          .38          .48
       Realized and unrealized gain (loss)--net                        (.19)        (.11)         (.30)          .02          .13
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .17          .19         (.01)          .40          .61
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.36)        (.30)         (.29)        (.38)        (.48)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     9.06   $     9.25    $     9.36   $     9.66   $     9.64
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              1.92%        2.07%        (.15%)        4.20%        6.52%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                          .65%         .64%          .63%         .63%         .65%
                                                                  ==========   ==========    ==========   ==========   ==========
       Expenses                                                         .74%         .66%          .64%         .63%         .73%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          3.99%        3.16%         3.03%        3.85%        4.91%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   13,816   $   21,659    $   70,687   $   96,720   $   33,043
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             56.38%       59.30%        80.10%       72.35%       73.70%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
           Class I Shares are no longer subject to any front-end sales charge.

        ** Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Short Term U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Shares of Class A and Class A1 are sold with a front-end sales charge. Shares of Class B, Class B1, Class C and Class C1 may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class A1, Class B, Class B1, Class C and Class C1 Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class B1, Class C and Class C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $5,459,968 has been reclassified between paid-in capital in excess of par and accumulated net realized losses as a result of a permanent difference attributable to the expiration of capital loss carryforwards. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .40%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to a voluntary waiver whereby the expenses incurred by each class of the Fund (excluding distribution and/or account maintenance fees) will not exceed .65%. For the year ended May 31, 2006, MLIM earned fees of $754,936, of which $188,606 was waived.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class A1                                        .10%                 --
Class B                                         .25%               .50%
Class B1                                        .10%               .30%
Class C                                         .25%               .55%
Class C1                                        .10%               .30%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class A1, Class B, Class B1, Class C and Class C1 shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class B1, Class C and Class C1 shareholders.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Notes to Financial Statements (continued)


For the year ended May 31, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class A1 Shares as follows:


                                                FAMD             MLPF&S

Class A                                         $533             $4,604
Class A1                                        $110             $1,609


For the year ended May 31, 2006, MLPF&S received contingent deferred sales charges of $6,462, $26,120, $4,689 and $1,791 relating to transactions in Class B, Class B1, Class C and Class C1 Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the year ended May 31, 2006, MLIM, LLC received $5,950 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended May 31, 2006, the Fund reimbursed MLIM $4,182 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases (including pay ups) and sales (including paydowns) of investments, excluding short-term securities, for the year ended May 31, 2006 were $104,379,642 and $172,414,198, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $70,716,055 and $155,755,743 for the years ended May 31, 2006 and May 31,
2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                  287,852    $     2,756,170
Shares issued to shareholders in
   reinvestment of dividends                  29,483            282,833
                                     ---------------    ---------------
Total issued                                 317,335          3,039,003
Shares redeemed                          (1,035,316)        (9,942,198)
                                     ---------------    ---------------
Net decrease                               (717,981)    $   (6,903,195)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                1,294,299    $    12,622,564
Shares issued to shareholders in
   reinvestment of dividends                  22,258            216,854
                                     ---------------    ---------------
Total issued                               1,316,557         12,839,418
Shares redeemed                            (501,705)        (4,874,806)
                                     ---------------    ---------------
Net increase                                 814,852    $     7,964,612
                                     ===============    ===============



Class A1 Shares for the Year                                     Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                  574,590    $     5,235,328
Automatic conversion of shares               131,680          1,198,959
Shares issued to shareholders in
   reinvestment of dividends                 115,231          1,050,003
                                     ---------------    ---------------
Total issued                                 821,501          7,484,290
Shares redeemed                          (2,416,190)       (22,020,910)
                                     ---------------    ---------------
Net decrease                             (1,594,689)    $  (14,536,620)
                                     ===============    ===============



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Notes to Financial Statements (continued)


Class A1 Shares for the Year                                     Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                1,477,503    $    13,741,264
Automatic conversion of shares               177,797          1,645,956
Shares issued to shareholders in
   reinvestment of dividends                 141,478          1,312,232
                                     ---------------    ---------------
Total issued                               1,796,778         16,699,452
Shares redeemed                          (7,065,682)       (65,636,888)
                                     ---------------    ---------------
Net decrease                             (5,268,904)    $  (48,937,436)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                   15,144    $       145,609
Shares issued to shareholders in
   reinvestment of dividends                   7,530             72,297
                                     ---------------    ---------------
Total issued                                  22,674            217,906
Shares redeemed                            (123,768)        (1,189,501)
                                     ---------------    ---------------
Net decrease                               (101,094)    $     (971,595)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                  142,924    $     1,397,319
Shares issued to shareholders in
   reinvestment of dividends                   6,800             66,420
                                     ---------------    ---------------
Total issued                                 149,724          1,463,739
Shares redeemed                            (139,772)        (1,366,678)
                                     ---------------    ---------------
Net increase                                   9,952    $        97,061
                                     ===============    ===============



Class B1 Shares for the Year                                     Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                  319,220    $     2,909,655
Shares issued to shareholders in
   reinvestment of dividends                  90,280            822,549
                                     ---------------    ---------------
Total issued                                 409,500          3,732,204
                                     ---------------    ---------------
Automatic conversion of shares             (131,761)        (1,198,959)
Shares redeemed                          (1,827,608)       (16,646,513)
                                     ---------------    ---------------
Total redeemed                           (1,959,369)       (17,845,472)
                                     ===============    ===============
Net decrease                             (1,549,869)    $  (14,113,268)
                                     ===============    ===============



Class B1 Shares for the Year                                     Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                  316,785    $     2,937,160
Shares issued to shareholders in
   reinvestment of dividends                 104,977            973,254
                                     ---------------    ---------------
Total issued                                 421,762          3,910,414
                                     ---------------    ---------------
Automatic conversion of shares             (177,914)        (1,645,956)
Shares redeemed                          (2,568,989)       (23,824,063)
                                     ---------------    ---------------
Total redeemed                           (2,746,903)       (25,470,019)
                                     ===============    ===============
Net decrease                             (2,325,141)    $  (21,559,605)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                  216,143    $     2,076,100
Shares issued to shareholders in
   reinvestment of dividends                  41,085            394,392
                                     ---------------    ---------------
Total issued                                 257,228          2,470,492
Shares redeemed                            (770,123)        (7,399,472)
                                     ---------------    ---------------
Net decrease                               (512,895)    $   (4,928,980)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                  586,998    $     5,742,494
Shares issued to shareholders in
   reinvestment of dividends                  42,100            411,115
                                     ---------------    ---------------
Total issued                                 629,098          6,153,609
Shares redeemed                          (1,116,590)       (10,882,232)
                                     ---------------    ---------------
Net decrease                               (487,492)    $   (4,728,623)
                                     ===============    ===============



Class C1 Shares for the Year                                     Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                   46,334    $       423,694
Shares issued to shareholders in
   reinvestment of dividends                 117,003          1,067,277
                                     ---------------    ---------------
Total issued                                 163,337          1,490,971
Shares redeemed                          (2,551,245)       (23,290,891)
                                     ---------------    ---------------
Net decrease                             (2,387,908)    $  (21,799,920)
                                     ===============    ===============



Class C1 Shares for the Year                                     Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                  100,406    $       935,160
Shares issued to shareholders in
   reinvestment of dividends                 147,842          1,372,016
                                     ---------------    ---------------
Total issued                                 248,248          2,307,176
Shares redeemed                          (4,585,709)       (42,583,882)
                                     ---------------    ---------------
Net decrease                             (4,337,461)    $  (40,276,706)
                                     ===============    ===============



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Notes to Financial Statements (concluded)


Class I Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                  803,571    $     7,361,122
Shares issued to shareholders in
   reinvestment of dividends                  31,451            287,957
                                     ---------------    ---------------
Total issued                                 835,022          7,649,079
Shares redeemed                          (1,651,480)       (15,111,556)
                                     ---------------    ---------------
Net decrease                               (816,458)    $   (7,462,477)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                  798,389    $     7,449,643
Shares issued to shareholders in
   reinvestment of dividends                  42,766            398,409
                                     ---------------    ---------------
Total issued                                 841,155          7,848,052
Shares redeemed                          (6,048,001)       (56,163,098)
                                     ---------------    ---------------
Net decrease                             (5,206,846)    $  (48,315,046)
                                     ===============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended May 31, 2006.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005 was as follows:


                                           5/31/2006          5/31/2005

Distributions paid from:
   Ordinary income                   $     6,912,919    $     8,885,460
                                     ---------------    ---------------
Total taxable distributions          $     6,912,919    $     8,885,460
                                     ===============    ===============


As of May 31, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                      $           867
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                                   867
Capital loss carryforward                                 (17,468,080)*
Unrealized losses--net                                    (4,309,509)**
                                                        ---------------
Total accumulated losses--net                           $  (21,776,722)
                                                        ===============

 * On May 31, 2006, the Fund had a net capital loss carryforward of $17,468,080, of which $2,445,975 expires in 2007, $116,161 expires in 2008, $234,065 expires in 2009, $601,573 expires in 2010, $455,028 expires in 2011, $6,545,432 expires in 2012,
   $5,089,321 expires in 2013 and $1,980,525 expires in 2014.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the deferral of post-October capital losses for tax purposes.


7. Plan of Reorganization:
On May 9, 2006, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby BlackRock Low Duration Bond Portfolio will acquire substantially all of the assets and will assume substantially all of the liabilities of the Fund in exchange for newly issued shares of BlackRock Low Duration Bond Portfolio.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Short Term U.S. Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Short Term U.S. Government Fund, Inc. as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Short Term U.S. Government Fund, Inc. as of May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 20, 2006



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Short Term U.S. Government Fund for the fiscal year ended May 31, 2006:

Federal Obligation Interest                                   9.59%

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Interest-Related Dividends for Non-U.S. Residents

Month Paid:           June 2005                             66.36%*
                      July 2005 - December 2005             94.36%*
                      January 2006 - May 2006               94.97%*

 * Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, members of the Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings, and in connection with a proposed reorganization in which BlackRock Low Duration Bond Portfolio, a series of BlackRock Funds, would acquire the assets and liabilities of the Fund. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders;

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that within the past year the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ("Lipper")), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment (the Board had most recently performed a full annual review of the Current Investment Advisory Agreement in November 2005); and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year;
(c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The directors considered the fact that it was being proposed that BlackRock Low Duration Bond Portfolio, a series of BlackRock Funds, acquire the assets and liabilities of the Fund as part of a reorganization.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions (R) brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The Board also noted that, following the close of the Transaction, BlackRock Advisors intended to implement steps to seek to improve the investment performance of the Fund. It was noted that these steps include changes in the portfolio management personnel. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


In making its approval, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years     Director        Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to   President of the MLIM/FAM-advised funds since   131 Funds       None
P.O. Box 9011           and          present   2005; President of MLIM and FAM since 2001;     177 Portfolios
Princeton,              Director               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                  to 2001 and Senior Vice President from 1999
Age: 51                                        to 2001; President and Director of Princeton
                                               Services, Inc. ("Princeton Services") since 2001;
                                               President of Princeton Administrators, L.P.
                                               ("Princeton Administrators") since 2001; Chief
                                               Investment Officer of OppenheimerFunds, Inc.
                                               in 1999 and Executive Vice President thereof
                                               from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


James H. Bodurtha**     Director     2002 to   Director, The China Business Group, Inc. since  39 Funds        None
P.O. Box 9095                        present   1996 and Executive Vice President thereof from  59 Portfolios
Princeton,                                     1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                  Holding Corporation since 1980; Partner, Squire,
Age: 62                                        Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot        Director     2005 to   Professor, Harvard University since 1992;       39 Funds        None
P.O. Box 9095                        present   Professor, Massachusetts Institute of           59 Portfolios
Princeton,                                     Technology from 1986 to 1992.
NJ 08543-9095
Age: 48


Joe Grills**            Director     1994 to   Member of the Committee of Investment of        39 Funds        Kimco Realty
P.O. Box 9095                        present   Employee Benefit Assets of the Association of   59 Portfolios   Corporation
Princeton,                                     Financial Professionals ("CIEBA") since 1986;
NJ 08543-9095                                  Member of CIEBA's Executive Committee since
Age: 71                                        1988 and its Chairman from 1991 to 1992;
                                               Assistant Treasurer of International Business
                                               Machines Corporation ("IBM") and Chief
                                               Investment Officer of IBM Retirement Funds
                                               from 1986 to 1993; Member of the Investment
                                               Advisory Committee of the State of New York
                                               Common Retirement Fund since 1989; Member
                                               of the Investment Advisory Committee of the
                                               Howard Hughes Medical Institute from 1997 to
                                               2000; Director, Duke University Management
                                               Company from 1992 to 2004, Vice Chairman
                                               thereof from 1998 to 2004, and Director Emeritus
                                               thereof since 2004; Director, LaSalle Street Fund
                                               from 1995 to 2001; Director, Kimco Realty
                                               Corporation since 1997; Member of the Investment
                                               Advisory Committee of the Virginia Retirement
                                               System since 1998, Vice Chairman thereof from
                                               2002 to 2005, and Chairman thereof since 2005;
                                               Director, Montpelier Foundation since 1998 and
                                               its Vice Chairman since 2000; Member of the
                                               Investment Committee of the Woodberry Forest
                                               School since 2000; Member of the Investment
                                               Committee of the National Trust for Historic
                                               Preservation since 2000.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years     Director        Director
Independent Directors* (concluded)


Herbert I. London       Director     2002 to   Chairman of the Board of Directors of           39 Funds        None
P.O. Box 9095                        present   Vigilant Research, Inc. since 2006; Director    59 Portfolios
Princeton,                                     of Reflex Security since 2006; Director of
NJ 08543-9095                                  Cerego, LLC since 2006; Director of InnoCentive,
Age: 67                                        Inc. since 2006; Professor Emeritus, New York
                                               University since 2005; John M. Olin Professor
                                               of Humanities, New York University from 1993
                                               to 2005; and Professor thereof from 1980 to
                                               2005; President, Hudson Institute since 1997
                                               and Trustee thereof since 1980; Dean, Gallatin
                                               Division of New York University from 1976 to
                                               1993; Distinguished Fellow, Herman Kahn Chair,
                                               Hudson Institute from 1984 to 1985; Director,
                                               Damon Corp. from 1991 to 1995; Overseer, Center
                                               for Naval Analyses from 1983 to 1993.


Roberta Cooper Ramo     Director     2002 to   Shareholder, Modrall, Sperling, Roehl,          39 Funds        None
P.O. Box 9095                        present   Harris & Sisk, P.A. since 1993; President,      59 Portfolios
Princeton,                                     American Bar Association from 1995 to 1996
NJ 08543-9095                                  and Member of the Board of Governors thereof
Age: 63                                        from 1994 to 1997; Shareholder, Poole, Kelly
                                               and Ramo, Attorneys at Law P.C. from 1977 to
                                               1993; Director of ECMC Group (service provider
                                               to students, schools and lenders) since 2001;
                                               Director, United New Mexico Bank (now Wells
                                               Fargo) from 1983 to 1988; Director, First
                                               National Bank of New Mexico (now Wells Fargo)
                                               from 1975 to 1976; Vice President, American Law
                                               Institute since 2004.


Robert S. Salomon, Jr.  Director     1996 to   Principal of STI Management (investment         39 Funds        None
P.O. Box 9095                        present   adviser) since 1994; Chairman and CEO of        59 Portfolios
Princeton,                                     Salomon Brothers Asset Management Inc. from
NJ 08543-9095                                  1992 to 1995; Chairman of Salomon Brothers
Age: 69                                        Equity Mutual Funds from 1992 to 1995; regular
                                               columnist with Forbes Magazine from 1992 to
                                               2002; Director of Stock Research and U.S.
                                               Equity Strategist at Salomon Brothers Inc.
                                               from 1975 to 1991; Trustee, Commonfund from
                                               1980 to 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Directors and the Audit Committee.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Officers and Directors (concluded)
                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to   Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
P.O. Box 9011           President    present   First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President
Princeton,              and          and       and Treasurer of Princeton Services since 1999 and Director since 2004; Vice
NJ 08543-9011           Treasurer    1999 to   President of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004;
Age: 45                              present   Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since
                                               2004.


Theodore J. Magnani     Vice         1992 to   Vice President of MLIM since 1992.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 44


Frank Viola             Vice         2002 to   Managing Director (Global Fixed Income) of MLIM since 2002; Head of the Global
P.O. Box 9011           President    present   Fixed Income Structured Asset Team since 2002; Director of MLIM from 2000 to 2001
Princeton,                                     and Vice President from 1997 to 2000.
NJ 08543-9011
Age: 41


Jeffrey Hiller          Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present   and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                  Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                        Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                               Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                               Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                               Commission's Securities and Exchange Division of Enforcement in Washington, D.C.
                                               from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                        present   to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                     and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending May 31, 2006 - $29,000
                                    Fiscal Year Ending May 31, 2005 - $29,000

           (b) Audit-Related Fees - Fiscal Year Ending May 31, 2006 - $0
                                    Fiscal Year Ending May 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending May 31, 2006 - $6,000
                                    Fiscal Year Ending May 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending May 31, 2006 - $0
                                    Fiscal Year Ending May 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending May 31, 2006 - $3,124,717
               Fiscal Year Ending May 31, 2005 - $9,030,943

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Short Term U.S. Government Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: July 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: July 21, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: July 21, 2006